                                                                    Exhibit 23.3

                                                                          [Logo]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated March 30, 2000, included in North America Vaccine, Inc. and Subsidiaries' Form 10-K for the year ended December 31, 1999, which is incorporated by reference herein, and to all references to our Firm included in this registration statement.

                                           /s/ Arthur Andersen LLP

Baltimore, Maryland
May 2, 2000